Exhibit 10.75 Daniel S. Glaser President and Chief Executive Officer
Marsh McLennan 1166 Avenue of the Americas New York, NY 10036 T +1 212 345 5000 www.mmc.com

December 1, 2021

John Q. Doyle
Hand delivery

Subject: Terms of Employment

Dear John,
This amendment to the Letter Agreement, dated September 14, 2017, between you and Marsh & McLennan Companies, Inc. as subsequently amended on February 19, 2020 (together, the “Letter Agreement”), revises the terms and conditions of your employment previously by Marsh LLC as its President and Chief Executive Officer. The Letter Agreement will continue to govern your employment except as specified below:
1.    You will now be employed by Marsh & McLennan Companies, Inc.

2.    Your title is Group President and Chief Operating Officer and Vice Chair, Marsh McLennan.

3.    Exhibit A to the Letter Agreement shall be deleted and replaced in its entirety with the attached Exhibit A.
The terms of this amendment are effective as of January 1, 2022. Please acknowledge your agreement with the terms of the Letter Agreement, as further amended by this second amendment, by signing and dating this and the enclosed copy and returning one to me.

Sincerely,

/s/ Daniel S. Glaser
Daniel S. Glaser
President and Chief Executive Officer
Marsh McLennan

December 1, 2021
John Q. Doyle

Accepted and Agreed:

/s/ John Q. Doyle
(Signature)

December 2, 2021
(Date)

December 1, 2021
John Q. Doyle

Exhibit A

Board or Committee Memberships	The Board of the Greenberg School of Risk Management at St John’s University The Board of New York Police and Fire Widows and Children’s Benefit Fund Inner City Scholarship Fund
Annual Base Salary	$1,200,000 effective as of January 1, 2022.
Annual Target Bonus Opportunity	Bonus awards are discretionary. Target bonus of $2,800,000 commencing with the 2022 performance year (awarded in February 2023). Actual bonus may range from 0% - 200% of target, based on achievement of individual performance objectives, Marsh McLennan’s performance as Marsh McLennan may establish from time to time.
Annual Target Long-Term Incentive Opportunity	Long-term incentive awards are discretionary. Target award value of $4,000,000, commencing with the award made in 2022.